            Exhibit 10.17

SECOND INCREASE AGREEMENT
AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This SECOND INCREASE AGREEMENT AND FOURTH AMENDMENT TO
CREDIT AGREEMENT (the “Increase Agreement”) is made and entered into as of December 17, 2021 (the “Increase Effective Date”), by and among NSA OP, LP, a Delaware limited partnership (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below (collectively, the “Guarantors” and together with the Borrower, collectively, the “Loan Parties”), NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (“NSA REIT”), KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent (the “Administrative Agent”) and in its capacity as Swingline Lender and as issuer of Letters of Credit, those financial institutions which are a party to the Credit Agreement (defined below) as lenders (collectively, the “Lenders”) that are signatories to this Increase Agreement and the lender parties hereto providing a new commitment or new loan pursuant to the terms hereof (each, an “Increase Lender” and collectively the “Increase Lenders”).

WHEREAS, the Loan Parties, NSA REIT, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of July 29, 2019 (as amended by that certain First Amendment to Credit Agreement, dated as of January 14, 2021, as further amended by that certain Second Amendment to Credit Agreement, dated as of August 9, 2021, as further amended by that certain First Increase Agreement and Third Amendment to Credit Agreement, dated as of September 21, 2021, and as further amended, modified, supplemented or restated and in effect immediately prior to this Increase Agreement, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, Section 2.16 of the Credit Agreement provides that the Borrower may request, upon notice to the Administrative Agent and satisfaction of the conditions set forth in Section 2.16(b), that the Revolving Commitments and/or Term Loans made thereunder be increased, or additional tranches of term loans be made, by an aggregate amount of up to
$475,000,000;

WHEREAS, immediately prior to the effectiveness of this Increase Agreement, the aggregate outstanding principal amount of (i) the Revolving Commitments is $500,000,000, (ii) the Tranche A Loans is $125,000,000, (iii) the Tranche B Loans is $250,000,000, (iv) the Tranche C Loans is $225,000,000, (v) the Tranche D Loans is $175,000,000 and (v) the Tranche E Loans is $125,000,000 and there is $350,000,000 remaining to be exercised under the accordion provided under Section 2.16 of the Credit Agreement (prior to giving effect to this Increase Agreement);

WHEREAS, the Borrower has requested that the Revolving Commitments made under the Credit Agreement be increased by an aggregate amount equal to $150,000,000 (the “Increase”), so that after giving effect to the Increase, the aggregate Revolving Commitments will equal $650,000,000;

WHEREAS, Schedule 1.1 to the Credit Agreement (Lender Commitments) will be updated to reflect Lender Commitments after giving effect to the Increase, to be attached hereto as Annex 2; and

WHEREAS, the Administrative Agent is willing to give effect to the Increase provided that the parties hereto enter into this Increase Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definitions; Loan Document. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement. This Increase Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.Revolving Commitment Increase.
(a)Pursuant to Section 2.16 of the Credit Agreement, each Increase Lender hereby severally and not jointly agrees to provide a new Revolving Commitment (in each case, such Lender’s “Increase Commitment Amount”) in the amount set forth next to such Increase Lender’s name on Annex 1 attached hereto. The aggregate Increase Commitment Amount, as set forth in such Annex 1, is equal to $150,000,000. In connection therewith, subject to the terms of the Credit Agreement, each Increase Lender severally and not jointly agrees to fund, and make one or more loans in immediately available funds to the Borrower on or after the Increase Effective Date, in each case up to an aggregate principal amount equal to its Revolving Commitment Percentage of the aggregate Revolving Commitments of all Revolving Lenders (after giving effect to the Increase). After giving effect to the Increase, each Increase Lender shall have the Revolving Commitment and Revolving Commitment Percentage set forth on the new Schedule 1.1 attached as Annex 2 hereto.

(b)As more fully set forth in Section 2.16(c) of the Credit Agreement, on the Increase Effective Date, (i) each Increase Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Revolving Lenders, as being required in order to cause each Revolving Lender’s portion of the outstanding Revolving Loans to equal its Revolving Commitment Percentage of such outstanding Revolving Loans (after giving effect to the Increase and the use of such amounts to make payments to such other Revolving Lenders), and (ii) if necessary to keep the outstanding Revolving Loans ratable with the revised Revolving Commitment Percentages arising from the nonratable increase in the Revolving Commitments in connection with the Increase, the Borrower shall be deemed to have repaid and reborrowed any outstanding Revolving Loans as of the Increase Effective Date (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.1(b) of the Credit Agreement in order to maintain such ratability). The deemed payments made pursuant to clause (ii) of the immediately preceding sentence shall be accompanied by payment of all accrued interest on the amount prepaid and, in respect of each LIBOR Loan, shall be subject to indemnification by the Borrower pursuant to the provisions of Section 4.4 of the Credit Agreement if the deemed payment occurs other than on the last day of the related Interest Periods.

3.Amendments to Credit Agreement.
(a)Effective on and as of the Increase Effective Date, for the avoidance of doubt, the Increasing Lender Agreements and Augmenting Lender Agreements described in Paragraph 4 hereof shall be deemed to be “Loan Documents”.

(b)Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex 2 attached hereto, giving effect to the Increase.

(c)Section 2.6 of the Credit Agreement is hereby amended and restated in its entirety as set forth below:

“There may be no more than twelve different Interest Periods outstanding at the same time.”
4.Increasing Lender Agreements and Augmenting Lender Agreements. Each Increase Lender that is an existing Lender immediately prior to the effectiveness of this Increase Agreement will enter into an Increasing Lender Agreement in substantially the form attached to the Credit Agreement as Exhibit J (each an “Increasing Lender Agreement”) and each Increase Lender that is an Augmenting Lender will enter into an Augmenting Lender Agreement in substantially the form attached to the Credit Agreement as Exhibit K (each, an “Augmenting Lender Agreement”).

5.No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly set forth herein, to otherwise modify any provision of the Credit Agreement or any other Loan Document, or (ii) give rise to any defenses or counterclaims to the Administrative Agent’s or any Lender’s right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

6.Conditions to Effectiveness. This Increase Agreement shall become effective as of the date when each of the following conditions is satisfied:

(a)The Administrative Agent’s receipt of the following, each of which shall be originals (or, if permitted by the Administrative Agent, telecopies), each dated as of the date hereof and each in form and substance satisfactory to the Administrative Agent:
(i)counterparts of this Increase Agreement, properly executed by a Responsible Officer of each of the Loan Parties, NSA REIT, the Increase Lenders and the Requisite Lenders;

(ii)a Note (or an amended and restated Note) substantially in the form of Exhibit H-1 to the Credit Agreement issued in favor of each Increase Lender reflecting the aggregate amount of such Lender’s Revolving Commitment after giving effect to the Increase (collectively, the “New Notes”);

(iii)a certificate dated as of the date hereof signed by a duly authorized officer of NSA REIT, the Borrower and each Guarantor (i) certifying and attaching the resolutions adopted by NSA REIT, the Borrower and each Guarantor’s board of directors or trustees (or other appropriate governing body or Persons) authorizing the transactions described herein and evidencing the due authorization, execution and delivery of this Increase Agreement, the New Notes and each of the other Loan Documents to which NSA REIT and such Loan Party is a party executed in connection with the Increase, (ii) certifying that the organizational documents of NSA REIT, the Borrower and each Guarantor have not been amended, modified or rescinded since they were last furnished in writing to the Administrative Agent, and remain in full force and effect as of the date hereof, (iii) certifying that NSA REIT, the Borrower and each Guarantor is duly formed, validly existing and in good standing under the laws of such entity’s jurisdiction of organization, and that there is no pending or, to such officer’s knowledge, threatened proceeding for dissolution, liquidation or other similar matter with respect to NSA REIT, the Borrower or any Guarantor, (iv) certifying that, immediately before and immediately after giving effect to the Increase, this Increase Agreement, the Augmenting Lender Agreements and the Increasing Lender Agreements, (A) the representations and warranties made or deemed made by NSA REIT, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and except that for purposes hereof, the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement, (B) there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of any of NSA REIT and the Loan Parties since the date of the financial statements most recently delivered to the Administrative Agent pursuant to the Credit Agreement, (C) after giving effect to the financing contemplated by this Increase Agreement and the use of the proceeds of the loans to be funded on the Increase Effective Date, there shall not have occurred any event or condition that constitutes an “event of default” (howsoever defined) or that, with the giving of any notice, the passage of time, or both, would be an “event of default” under any of NSA REIT or the Loan Parties’ financial obligations (other than de minimis obligations) in existence on the Increase Effective Date, (D) NSA REIT and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby without the occurrence of any material default under, material conflict with or material violation of (1) any Applicable Law or (2) any agreement, document or instrument to which NSA REIT or any Loan Party is a party or by which NSA REIT, any Loan Party or their properties are bound and (E) no Default or Event of Default exists;

(iv)to the extent requested by the Administrative Agent, information from the Borrower with respect to any outstanding Disqualified Stock;

(v)an Increasing Lender Agreement executed and delivered by each Increase Lender that is not an Augmenting Lender and the other parties thereto;

(vi)an Augmenting Lender Agreement executed and delivered by each Augmenting Lender and the other parties thereto;

(vii)favorable opinions of counsel to NSA REIT and the Loan Parties acceptable to the Administrative Agent with respect to this Increase Agreement and the Increase reflected herein and the New Notes;
(viii)to the extent required by the Administrative Agent or any Lender, updated W-9s and Beneficial Ownership Certification for NSA REIT and the Loan Parties as well as all documentation and other information required by the Administrative Agent and Lenders under applicable “know your customer” rules and regulations;
(ix)payment by the Borrower in immediately available funds of the fees payable pursuant to (x) the fee letter entered into by the Borrower with KeyBank National Association and KeyBanc Capital Markets Inc. and (y) the fee letter entered into by the Borrower with PNC Bank, National Association and PNC Capital Markets LLC, in each case, relating to the Increase, including without limitation the commitment fees payable to the Increase Lenders set forth in such fee letter, together with any and all other fees provided by the Credit Agreement; and

(x)such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

7.Representations and Warranties. NSA REIT, Borrower and each of the Guarantors jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:
(a)The execution, delivery and performance of this Increase Agreement and the transactions contemplated hereby (i) are within the corporate (or the equivalent limited liability company or partnership) authority of NSA REIT and each of the Loan Parties, (ii) have been duly authorized by all necessary corporate, limited liability company or partnership (or other) proceedings of NSA REIT and each applicable Loan Party, (iii) do not conflict with or result in any material breach or contravention of any provision of any Applicable Law applicable to NSA REIT or any Loan Party or of any judgment, order, writ, injunction, license or permit applicable to NSA REIT or any of the Loan Parties, (iv) do not conflict with, result in a breach of or constitute a default under the organizational documents of NSA REIT or any Loan Party, or any material indenture, agreement or other instrument to which NSA REIT, any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (v) do not require any Governmental Approval and (vi) do not contravene any provisions of, or constitute a Default or Event of Default under, the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to NSA REIT or such Loan Party or any of NSA REIT’s or such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of NSA REIT or such Loan Party.

(b)Each of this Increase Agreement (including the Increase), the Credit Agreement and the other Loan Documents has been duly executed and delivered by NSA REIT and each of the Loan Parties and constitutes the legal, valid and legally binding obligations of NSA REIT and each of the Loan Parties enforceable against each of them in accordance with the respective terms and provisions hereof, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. The Obligations are not subject to any offsets, defenses or counterclaims.

(c)Other than approvals or consents which have been obtained or filings which have been made (in each case, written copies of which have been furnished to the Administrative Agent) and are in full force and effect, the execution, delivery and performance by the NSA REIT and each of the Loan Parties of this Increase Agreement (including the Increase), and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority.
(d)The representations and warranties made or deemed made by NSA REIT and each Loan Party in the Loan Documents to which it is a party are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this Paragraph 7(d), the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 9.1 and 9.2 of the Credit Agreement.

(e)Both before and after giving effect to this Increase Agreement (including the Increase), no Default or Event of Default under the Credit Agreement has occurred and is continuing.

8.Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Increase Agreement and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Increase Agreement. NSA REIT and each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

9.Further Assurances. NSA REIT and the Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Increase Agreement.
10.No Actions, Claims, etc. As of the date hereof, NSA REIT and each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement or other Loan Documents on or prior to the date hereof.

11.GOVERNING LAW. THIS INCREASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE FULLY PERFORMED IN SUCH STATE.

12.Successors and Assigns. This Increase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.Consent to Jurisdiction; Venue; Waiver of Jury Trial. The jurisdiction, venue and waiver of jury trial provisions set forth in Section 13.4 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
14.Counterparts. This Increase Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The existence of this Increase Agreement may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Second Increase Agreement and Fourth Amendment to Credit Agreement as a sealed instrument as of the date first set forth above.

BORROWER:

NSA OP, LP, as Borrower

By:    NATIONAL STORAGE AFFILIATES
TRUST, its general partner
,;

By:    /s/ Brandon S. Togashi
Name: Brandon S. Togashi
Title: Executive Vice President, Chief Financial Officer

NSAREIT:

NATIONAL STORAGE AFFILIATES TRUST

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Executive Vice President, Chief Financial Officer

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

Each of the undersigned Guarantors hereby absolutely and unconditionally reaffirms its continuing obligations to the Administrative Agent and the Lenders under its respective Guaranty and agrees that the transactions contemplated by the Increase Agreement shall not in any way affect the validity and enforceability of its Guaranty or reduce, impair or discharge the obligations of any Guarantor thereunder.

SUBSIDIARY GUARANTORS:

All Stor Indian Trail, LLC,
American Mini Storage-San Antonio, LLC, Eagle Bow Wakefield, LLC,
Great American Storage Partners, LLC. NSA-C Holdings, LLC,
NSA-G Holdings, LLC.
NSA Northwest Holdings II, LLC,
NSA - Optivest Acquisition Holdings. LLC, NSA Property Holdings, LLC,
NSA Storage Solutions, LLC, SecurCare Colorado III, LLC, SecurCare Moveit McAllen, LLC, SecurCare Oklahoma I, LLC, SecurCare Oklahoma II, LLC, SecurCare Properties I, LLC, SecurCare Properties II, LLC, SecurCare Portfolio Holdings, LLC,
StoreMore Self Storage - Pecos Road, LLC, SS Norwood, LLC,
All Stor Carolina Beach, LLC, All Stor Durham, LLC,
All Stor Swansboro, LLC, All Stor Prospect, LLC, NSA All Stor, LLC,
NSA Puerto Rico, LLC,
each, a Delaware limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

Bullhead Freedom Storage, L.L.C., an Arizona limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

GAK, LLC,
Washington Murrieta II, LLC, Washington Murrieta IV, LLC,
each a California limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

WCAL, LLC,
a Texas limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

Big Bend Xpress Storage, LLC,
Southern Self Storage of Pensacola, LLC, Southern Self Storage of PCB, LLC, Southern Self Storage of Grayton, LLC, Southern Self Storage, LLC,
each a Florida limited liability company

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

Villages Storage Partners, Ltd., a Florida limited partnership

By:    NSA VILLAGES STORAGE GP, LLC, a
limited liability company organized under the laws of the State of Delaware, its General Partner

By:    /s/ Brandon S. Togashi
Name:    Brandon S. Togashi
Title:    Authorized Person

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as issuer of Let1ers of Credi1

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

KEY BANK NATIONAL ASSOCIATION,
as Swingline Lender

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Micheal Szuba
Name:    Michael Szuba
Title: Senior Vice President

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

BANK OF AMERICA, N.A., as a Lender

By: /s/ Helen Chan
Name: Helen Chan
Title: Vice President

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ James A Harmann
Name: James A. Harmann
Title: Senior Vice President

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Travis Myers
Name: Travis Myers
Title: Vice President

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

BMO Harris Bank, N.A., as a Lender
By: /s/ Jonas L. Robinson
Name: Jonas L. Robinson
Title: Director

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

Wells Fargo Bank, National Association, as a Lender

By: /s/ Dale Northrup
Name: Dale Northrup
Title:    Director

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

CITIBANK, N.A., as a Lender
By: /s/ Chris Albano
Name: Chris Albano
Title:    Authorized Signatory

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

Capital One, National Association, as a Lender

By: /s/ Jessica W Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

THE HUNTINGTON NATIONAL BANK, a
National Banking Association, as a Lender

By: /s/ Joshua Arundel
Name:    Joshua Arundel
Title: Vice President

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

REGIONS BANK, as a Lender

By: /s/ T. Barrett Vawter
Name:    T. Barrett Vawter
Title: Director

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

TRUIST BANK, as a Lender

By: /s/ Ryan Almond
Name: Ryan Almond
Title: Director

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement – KeyBank (NSA)

ROYAL BANK OF CANADA, as a Lender

By: /s/ Jake Sigmund
Name: Jake Sigmund
Title: Authorized Signatory

Signature Pages to Second Increase Agreement and Fourth Amendment to Credit Agreement- KeyBank (NSA)

ANNEX 1

Schedule 1.1

Increase

Revolver Increase Commitment Amounts

Increase Lender	Revolving Commitment Amount
KeyBank National Association	$9,000,000
PNC Bank, National Association	$9,000,000
U.S. Bank National Association	$9,000,000
BMO Harris Bank N.A.	$9,000,000
Wells Fargo Bank, National Association	$9,000,000
Citibank, N.A.	$2,700,000
Capital One National Association	$7,300,000
The Huntington National Bank	$6,000,000
Regions Bank	$7,000,000
Truist Bank	$7,000,000
Morgan Stanley Bank, N.A.	$11,000,000
Morgan Stanley Senior Funding, Inc.	--
Royal Bank of Canada	$7,000,000
Bank of America N.A.	$57,000,000

Annex 1

ANNEX 2

Schedule 1.1

Lender Commitments

Revolving Commitments

Lender	Revolving Commitment Amount	Revolving Commitment Percentage
KeyBank National Association	$57,000,000.00	8.769230769231%
PNC Bank, National Association	$57,000,000.00	8.769230769231%
U.S. Bank National Association	$57,000,000.00	8.769230769231%
BMO Harris Bank N.A.	$57,000,000.00	8.769230769231%
Wells Fargo Bank, National Association	$57,000,000.00	8.769230769231%
Citibank, N.A.	$57,000,000.00	8.769230769231%
Capital One National Association	$43,000,000.00	6.615384615385%
The Huntington National Bank	$31,000,000.00	4.769230769231%
Regions Bank	$37,000,000.00	5.692307692308%
Truist Bank	$37,000,000.00	5.692307692308%
Morgan Stanley Bank, N.A.	$36,000,000.00	5.538461538462%
Morgan Stanley Senior Funding, Inc.	$30,000,000.00	4.615384615385%
Associated Bank, National Association	--	--
Royal Bank of Canada	$37,000,000.00	5.692307692308%
Mega International Commercial Bank Co., Ltd. New York Branch	--	--
Bank of America N.A.	$57,000,000.00	8.769230769231%
TOTAL	$650,000,000.00	100.000000000000%

Annex 2

Term Loan Commitments/Term Loans

Lender	Tranche A Commitment Amount/Tranche A Term Loan	Tranche A Commitment Percentage	Tranche B Commitment Amount/Tranche B Term Loan	Tranche B Commitment Percentage	Tranche C Commitment Amount/Tranche C Term Loan	Tranche Commitment Percentage	Tranche D Commitment Amount/Tranche D Term Loan	Tranche D Commitment Percentage	Tranche E Commitment Amount/Tranche E Term Loan	Tranche E Commitment Percentage
KeyBank National Association	$10,000,000.00	8.000000000%	$36,000,000.00	14.400000000%	$38,000,000.00	16.888888889%	$35,000,000.00	20.000000000%	$20,000,000.00	16.000000000%
PNC Bank, National Association	$10,000,000.00	8.000000000%	$36,000,000.00	14.400000000%	$38,000,000.00	16.888888889%	$35,000,000.00	20.000000000%	$20,000,000.00	16.000000000%
U.S. Bank National Association	$10,000,000.00	8.000000000%	$25,000,000.00	10.000000000%	$24,000,000.00	10.666666667%	$7,500,000.00	4.285714286%	$20,000,000.00	16.000000000%
BMO Harris Bank N.A.	$10,000,000.00	8.000000000%	$12,000,000.00	4.800000000%	$25,000,000.00	11.111111111%	$25,000,000.00	14.285714286%	--	--
Wells Fargo Bank, National Association	$32,500,000.00	26.000000000%	$36,000,000.00	14.400000000%	$33,000,000.00	14.666666667%	$17,500,000.00	10.000000000%	$20,000,000.00	16.000000000%
Citibank, N.A.	$31,050,000.00	24.840000000%	$9,150,000.00	3.660000000%	--	--	--	--	--	--
Capital One National Association	$1,450,000.00	1.160000000%	$22,850,000.00	9.140000000%	$20,000,000.00	8.888888889%	$10,000,000.00	5.714285714%	$15,000,000.00	12.000000000%
The Huntington National Bank	--	--	$11,000,000.00	4.400000000%	$7,000,000.00	3.111111111%	$7,000,000.00	4.000000000%	--	--
Regions Bank	$10,000,000.00	8.000000000%	$22,000,000.00	8.800000000%	$5,000,000.00	2.222222222%	$8,000,000.00	4.571428571%	$20,000,000.00	16.000000000%
Truist Bank	$10,000,000.00	8.000000000%	$30,000,000.00	12.000000000%	$25,000,000.00	11.111111111%	--	--	--	--
Morgan Stanley Bank, N.A.	--	--	--	--	--	--	--	--	--	--
Morgan Stanley Senior Funding, Inc.	--	--	--	--	--	--	--	--	--	--
Associated Bank, National Association	--	--	$10,000,000	4. 000000000%	--	--	$30,000,000.00	17.142857143%	10,000,000.00	8.000000000%
Royal Bank of Canada	--	--	--	--	--	--	--	--	--	--
Mega International Commercial Bank Co., Ltd. New York Branch	--	--	--	--	$10,000,000.00	4.444444444%	--	--	--	--
Total	$125,000,000.00	100.000000000%	$250,000,000.00	100.000000000%	$225,000,000.00	100.000000000%	$175,000,000.00	100.000000000%	$125,000,000.00	100.000000000%

Annex 2